                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             VA Linux Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                [VA LINUX LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 6, 2000


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VA Linux Systems, Inc. (the "Company"), a Delaware corporation, will be held on Wednesday, December 6, 2000 at 9:00 a.m., local time, at the Westin Hotel located at 5101 Great America Parkway, Santa Clara, California, 95054, for the following purposes:

     1. To elect two (2) Class I directors to serve for a three year term and until their successors are duly elected and qualified (Proposal One);

     2. To ratify the appointment of Arthur Andersen LLP as independent public accountants to the Company for the fiscal year ending July 27, 2001 (Proposal
Two); and

     3. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on October 10, 2000 are entitled to notice of and to vote at the meeting.

                                        Sincerely,


                                        /s/ JUDITH M. O'BRIEN
                                        ----------------------------------------
                                        Judith M. O'Brien
                                        Secretary

Fremont, California
October 25, 2000


                             YOUR VOTE IS IMPORTANT

     THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT NOVEMBER 6, 2000. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

     -    VOTE THROUGH THE INTERNET AT THE WEBSITE SHOWN ON THE PROXY CARD

     -    VOTE BY TELEPHONE USING THE TOLL-FREE NUMBER SHOWN ON THE PROXY CARD

     -    COMPLETE AND RETURN A WRITTEN PROXY CARD

     -    ATTEND THE COMPANY'S 2000 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

     VOTES SUBMITTED THROUGH THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON DECEMBER 5, 2000. INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS PER DAY; IF YOU VOTE VIA INTERNET OR TELEPHONE, YOU DO NOT NEED TO RETURN A PROXY CARD.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE VIA THE INTERNET OR TELEPHONE, OR MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS VOTED VIA THE INTERNET OR TELEPHONE, OR RETURNED A PROXY CARD.

                             VA LINUX SYSTEMS, INC.
                              47071 Bayside Parkway
                            Fremont, California 94538


                               -------------------
                                 PROXY STATEMENT
                               -------------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of VA Linux Systems, Inc. (which we will refer to as the "Company" throughout this Proxy Statement) for use at the Annual Meeting of Stockholders to be held at the Westin Hotel located at 5101 Great America Parkway, Santa Clara, California, 95054, on Wednesday, December 6, 2000, at 9:00 a.m., local time, and at any adjournment(s) thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Company's principal executive offices are located at the address listed at the top of the page and the telephone number is (510) 687-7000.

     The Company's Annual Report, containing financial statements for the fiscal year ended July 28, 2000, is being mailed together with these proxy solicitation materials to all stockholders entitled to vote. This Proxy Statement, the accompanying Proxy and the Company's Annual Report will first be mailed on or about November 6, 2000 to all stockholders entitled to vote at the meeting.

THE COMPANY SHALL PROVIDE WITHOUT CHARGE TO EACH STOCKHOLDER SOLICITED BY THESE PROXY SOLICITATION MATERIALS A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K,TOGETHER WITH THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE ANNUAL REPORT, UPON REQUEST OF THE STOCKHOLDER MADE IN WRITING TO VA LINUX SYSTEMS, INC., 47071 BAYSIDE PARKWAY, FREMONT, CALIFORNIA, 94538, ATTN: DIRECTOR, INVESTOR RELATIONS.


RECORD DATE AND SHARE OWNERSHIP

     Stockholders of record at the close of business on October 10, 2000 (which we will refer to as the "Record Date" throughout this Proxy Statement) are entitled to notice of and to vote at the meeting and at any adjournment(s) thereof. The Company has one series of Common Shares issued and outstanding, designated as Common Stock, $0.001 par value per share and one series of undesignated Preferred Stock, $0.001 per share. As of the Record Date, 250,000,000 shares were authorized and 52,687,142 shares of the Company's Common Stock were issued and outstanding. As of the Record Date, 10,000,000 shares were authorized and no shares of the Company's Preferred Stock were outstanding.


REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by (A) delivering to the Company at its principal offices (Attention: Director, Investor Relations) (i) a written notice of revocation or (ii) a duly executed proxy bearing a later date or (B) attending the meeting and voting in person.


VOTING

     On all matters, each share has one vote. See Proposal One -- Election of Two Class I Directors -- Vote Required.

SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Company. The Company has retained the services of ADP Brokerage Services Group ("ADP") to aid in the solicitation of proxies from brokers, bank nominees and other institutional owners. The Company estimates that it will pay ADP a fee not to exceed $28,000 for its services and will reimburse it for certain out of pocket expenses estimated to be $25,000. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or facsimile.


QUORUM; ABSTENTIONS; BROKER NON-VOTES

     Votes cast by proxy or in person at the Annual Meeting ("Votes Cast") will be tabulated by the Inspector of Elections (the "Inspector") who will be an employee of the Company. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

     The Inspector will treat shares that are voted WITHHELD or ABSTAIN as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for (i) the election of the nominees for directors set forth herein; (ii) the ratification of Arthur Andersen LLP, as independent public accountants of the Company for the fiscal year ending July 27, 2001; and (iii) upon such other business as may properly come before the Annual Meeting or any adjournment thereof but will not be voted in the election of directors.

     If a broker indicates on the enclosed proxy or its substitute that such broker does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

     In a 1988 Delaware case, Berlin v. Emerald Partners, the Delaware Supreme Court held that while broker non-votes may be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Broker non-votes with respect to proposals set forth in this Proxy Statement will therefore not be considered "Votes Cast" and, accordingly, will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter.


DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company's bylaws and the rules established by the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2001 Annual Meeting of Stockholders must be received by the Company no later than July 10, 2001, in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the Annual Meeting. If a stockholder intends to submit a proposal at the Company's 2001 Annual

Meeting of Stockholders that is not eligible for inclusion in the proxy statement relating to the meeting, and the stockholder fails to give the Company notice in accordance with the requirements set forth in the Exchange Act no sooner than June 9, 2001 and no later than September 22, 2001, then the proxy holders will be allowed to use their discretionary authority when and if the proposal is raised at the Company's Annual Meeting in 2001.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of September 29, 2000, certain information with respect to the beneficial ownership of the Company's Common Stock by (i) any person (including any group as that term is used in Section 13(d)(3) of the Exchange Act), known by the Company to be the beneficial owner of more than 5% of the Company's voting securities, (ii) each director and each nominee for director to the Company, (iii) each of the executive officers named in the Summary Compensation Table appearing herein, and (iv) all current executive officers and directors of the Company as a group. The number and percentage of shares beneficially owned are based on the aggregate of 52,687,142 shares of Common Stock outstanding as of October 10, 2000. The Company does not know of any arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                                                                                     PERCENT
                                                                                    OF COMMON
                                                               NUMBER OF              STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                         SHARES             OUTSTANDING
----------------------------------------                       ---------           -----------
Larry M. Augustin(2) .....................................     6,377,488              12.1%
Douglas Leone(3) .........................................     4,883,980               9.3%
Entities affiliated with Sequoia Capital Funds(3) ........     4,752,569               9.0%
  3000 Sand Hill Road, Building 4, Suite 280
  Menlo Park, California 94025
Intel Corporation ........................................     3,543,741               6.7%
  2200 Mission College Blvd. Mail Stop RN6-46
  Santa Clara, CA 95052
John T. Hall(4) ..........................................     2,819,000               5.4%
Gregg E. Zehr(5) .........................................       576,475               1.1%
Bruce Twickler(6).........................................       355,231                 *
Carl Redfield(7) .........................................       311,300                 *
Jeffry R. Allen(8) .......................................       275,000                 *
Carol A. Bartz(9) ........................................       201,812                 *
Eric S. Raymond(8) .......................................       162,952                 *
Todd B. Schull(10) .......................................       157,803                 *
Robert Russo(11) .........................................        92,107                 *
All directors and officers as a group (19 persons)(12) ...    18,825,725              35.6%

----------
 *  Represents less than 1% of the outstanding shares common stock.

(1) Unless otherwise indicated, the address of each officer, director or 5% stockholder is c/o VA Linux Systems, Inc., Attention: Director, Investor Relations, 47071 Bayside Parkway, Fremont, California 94538.

(2) Includes 82,500 shares subject to the Company's right of repurchase, which lapses over time, and an option exercisable for 1,155,000 shares, of which all 1,155,000 shares may be exercised by Mr. Augustin and upon exercise will become subject to the Company's right of repurchase, which lapses over time. Also includes 373,000 shares owned by Alice Kitsuta Augustin, Mr.Augustin's wife, and 100,000 shares held in the Larry M. Augustin 1999 Grantor Retained Annuity Trust, dated November 30, 1999 in which Larry M. Augustin is the trustee.

(3) Includes 3,884,626 shares held by Sequoia Capital VIII, 257,175 shares held by Sequoia International Technology Partners VIII(Q), 85,725 shares held by CMS Partners LLC, 49,292 shares held by Sequoia International Technology Partners VIII, 9,429 shares held by Sequoia 1997, 419,690 shares held by Sequoia Capital Franchise Fund, and 46,632 shares held by Sequoia Capital Franchise Partners. Mr. Leone is the managing member of Sequoia International Technology Partners VIII, Sequoia Capital VIII, Sequoia International Technology Partners VIII(Q), Sequoia Capital Franchise Fund and Sequoia Capital Franchise Partners, and has signature authority for CMS Partners LLC and Sequoia 1997. Mr. Leone disclaims beneficial ownership of shares held by these entities except to the extent of his pecuniary interest in these entities.

(4) Includes 668,938 shares subject to the Company's right of repurchase, which lapses over time. Also includes 5,000 shares owned by Jennifer E. Hall, Mr. Hall's sister, 5,000 shares owned by Patrick J. Hall, Mr. Hall's brother, and 40,000 shares owned by John T. Hall, Sr., and Carolyn E. Hall, Mr. Hall's parents. Mr. Hall disclaims beneficial ownership of shares held by his sister, brother and parents.

(5) Includes 388,448 shares subject to the Company's right of repurchase, which lapses over time.

(6) Includes 68,110 shares subject to options that are exercisable within sixty days of September 29, 2000.

(7) Includes 161,300 shares held in the Carl Redfield Annuity Trust 1 dated 11/29/99 and 81,250 shares subject to the Company's right of repurchase, which lapses over time.

(8) Includes 81,250 shares subject to the Company's right of repurchase, which lapses over time.

(9) Includes 106,250 shares subject to the Company's right of repurchase, which lapses over time.

(10) Includes 109,859 shares held in the Todd and Julie Schull 1999 Family Trust, dated 11/6/99, and 47,944 shares subject to options that are exercisable within sixty days of September 29, 2000.

(11) Includes 59,375 shares subject to options that are exercisable within sixty days of September 29, 2000.

(12) Includes the shares beneficially owned by the directors and officers set forth on the above table, shares in footnote (3), as well as 1,480,358 shares subject to options that are exercisable within sixty days of September 29, 2000.

                                  PROPOSAL ONE

                       ELECTION OF TWO CLASS I DIRECTORS

NOMINEES

     The Company's Board of Directors has seven authorized directors and currently consists of six members. The Company has a classified Board of Directors, which is divided into three classes and whose terms expire at different times. The three classes are currently comprised of the following directors:

     -- Class I consists of Larry M. Augustin and Douglas Leone, who will serve until the annual meeting of stockholders to be held in 2000;

     -- Class II consists of Eric S. Raymond and Carl Redfield, who will serve until the annual meeting of stockholders to be held in 2001; and

     -- Class III consists of Jeffry R. Allen and Carol A. Bartz, who will serve until the annual meeting of stockholders to be held in 2002, and a currently vacant director position that the Company expects will be filled pursuant to election at the annual meeting of stockholders to be held in 2002.

     At each annual meeting of stockholders beginning with the 2000 annual meeting, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third annual meeting following election and until their successors have been duly elected and qualified. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below, each of whom is currently a director of the Company. Each nominee has consented to be named a nominee in the proxy statement and to continue to serve as a director if elected. If any nominee becomes unable or declines to serve as a director or if additional persons are nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible (or, if new nominees have been designated by the Board of Directors, in such a manner as to elect such nominees), and the specific nominees to be voted for will be determined by the proxy holders.

     The Company is not aware of any reason that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the Company's Annual Meeting of Stockholders held in 2003 or until a successor has been elected and qualified. There are no arrangements or understandings between any director or executive officer and any other person pursuant to which he is or was to be selected as a director or officer of the Company.

     The following table sets forth for each Class I Director, each Class II Director, each Class III Director and the executive officers of the Company, their ages and present positions with the Company as of the Record Date.

    NAME                  AGE                       POSITION
    ----                  ---                       --------
Larry M. Augustin          38          President, Chief Executive Officer and Class I Director
Robert Russo               55          General Manager and Senior Vice President, Worldwide Field Operations
Brian D. Biles             42          Vice President, Business Development
William G. Cobert          47          Managing Director, European Field Operations
John T. Hall               28          Vice President, Strategic Planning
Ali Jenab                  37          General Manager and Senior Vice President, Systems Division
McKinley Littlejohn        54          Vice President, Human Resources
Greg Orzech                43          Vice President, North American Sales
Paul Papageorge            40          Vice President, Marketing
Todd B. Schull             42          Vice President, Finance and Chief Financial Officer
Daniel R. Shore            36          Vice President, Operations
Bruce Twickler(1)          54          President, Open Source Development Network (OSDN)
Gregg E. Zehr              47          Vice President, Engineering
Leonard N. Zubkoff         42          Chief Technical Officer
Jeffry R. Allen(2)         48          Class III Director
Carol A. Bartz(3)          52          Class III Director
Douglas Leone(3)           43          Class I Director
Eric S. Raymond            42          Class II Director
Carl Redfield(2)           53          Class II Director

----------
(1) Mr. Twickler has resigned his employment with the Company, effective October 31, 2000. The Company has entered into a severance agreement with Mr. Twickler. See "Executive Compensation--Change in Control and Severance Agreements."

(2)  Member of the audit committee.

(3)  Member of the compensation committee.


     There is no family relationship between any director or executive officer of the Company.

     Larry M. Augustin, one of the Company's founders, has served as our President and Chief Executive Officer and as a member of our Board of Directors since March 1995. From September 1989 through December 1995, Mr. Augustin was a consultant for Fintronic USA, Inc., a provider of high performance electronic design automation tools, and was a research associate at Stanford University. Mr. Augustin is a director of Linux International, a Linux vendor and advocacy association.

     Robert Russo has served as the Company's General Manager and Senior Vice President, Worldwide Field Operations since October 1999. He was senior vice president, worldwide field operations at Synopsys, Inc., from February 1993 through October 1999.

     Brian D. Biles has served as the Company's Vice President, Business Development since June 2000. He was our Vice President, Marketing from March 1999 through June 2000 and a consultant to various companies from June 1998 to March 1999. Prior to that, Mr. Biles was director of marketing, enterprise network products group at Sun Microsystems, where he worked from September 1987 to April 1998.

     William G. Cobert has served as the Company's Managing Director, European Field Operations since December 1999. From July 1997 through November 1999, Mr. Cobert was regional director, Southern-Europe for Silicon Graphics, Inc. From January 1996 through June 1997, Mr. Cobert was Silicon Graphic's country manager, the Netherlands. From May 1995 through December 1995, Mr. Cobert was Silicon Graphic's marketing director, multi-country region, Switzerland. From May 1989 through May 1995, Mr. Cobert was Silicon Graphic's country manager, Belgium.

     John T. Hall has served as the Company's Vice President, Strategic Planning since June 2000. He was our Vice President, Support and Professional Services from August 1998 through June 2000 and our Vice President, Finance from August 1997 through August 1998. Prior to that, Mr. Hall was chief executive officer and a founder of Stanford Student Enterprises, a student-managed company that provides campus services through its subsidiaries, from January 1996 through June 1997. From May 1995 to June 1997, Mr. Hall was the head counselor at the Bridge, a suicide prevention and counseling center in Palo Alto, California.

     Ali Jenab has served as the Company's Senior Vice President and General Manager, Systems Division since August 2000. From 1983 through August 2000, Mr. Jenab held various positions at Amdahl Corporation, a provider of high-end integrated computing solutions. From October 1999 through August 2000, he was group president of Amdahl's technology division. From October 1998 through October 1999, Mr. Jenab was Amdahl's vice president of strategic business, and from January 1997 through October 1998, Mr. Jenab was vice president of worldwide marketing. From July 1995 through January 1997, Mr. Jenab was director of marketing at Amdahl.

     McKinley Littlejohn has served as the Company's Vice President, Human Resources since August 2000. From April 1996 through August 2000, Mr. Littlejohn was senior vice president, human resources and administrative services for WorldSpace Corporation, a provider of digital satellite communication. Mr. Littlejohn was vice president, human resources for Metcalf & Eddy, Inc., an environmental consulting engineering company, from March 1994 through April 1996.

     Greg Orzech has served as the Company's Vice President, North American Sales since July 2000, and as Director, Strategic Planning from November 1999 through June 2000. From August 1999 through November 1999, Mr. Orzech was vice president, worldwide territories for Synopsis, Inc. From October 1998 through August 1999, Mr. Orzech was Synopsis's senior director, central area, and from October 1997 through October 1998, Mr. Orzech was director, northern area. From October 1995 through October 1997, Mr. Orzech was Synopsis's region manager, central region.

     Paul Papageorge has served as the Company's Vice President, Marketing since June 2000. From September 1999 through June 2000, Mr. Papageorge was our Vice President, Corporate Marketing. Mr. Papageorge was vice president, Europe at USWeb/CKS from September 1996 through September 1999. From June 1984 through August 1996, Mr. Papageorge was worldwide senior manager, consumer marketing at Apple Computer.

     Todd B. Schull has served as the Company's Vice President, Finance and Chief Financial Officer since June 1999. He was vice president and chief financial officer at Repeater Technologies, Inc., a wireless infrastructure company, from January 1997 through May 1999. From December 1987 through December 1996, Mr. Schull held various positions at Solectron Corporation, most recently vice president of finance, North America and corporate controller.

     Daniel R. Shore has served as the Company's Vice President, Operations since November 1998. He was director of operations, digital video group at Philips Consumer Electronics from November 1997 through October 1998. Mr. Shore held various positions, including business unit general manager and product marketing manager for the AccuTouch and TouchMonitor business unit, at Elo TouchSystems, Inc., a supplier of touch screen computers, from June 1990 through November 1997.

     Bruce Twickler has served as the Company's President, OSDN since June 2000. From 1992 through June 7, 2000, the closing date of the Company's acquisition of Andover.Net, Mr. Twickler was a member of the Andover.Net board of directors, as well as its president and chief executive officer.

     Gregg E. Zehr has served as the Company's Vice President, Engineering since December 1998. He was a founder and executive vice president, engineering at Ridge Technologies, a provider of external RAID storage for NT servers, from July 1997 to May 1998. Mr. Zehr was director, desktop hardware engineering, then vice president, PowerBook engineering at Apple Computer, Inc. from October 1988 to July 1997.

     Leonard N. Zubkoff has served as the Company's Chief Technical Officer since July 1998. He was a member of the principal technical staff at Oracle Corporation from December 1993 to June 1998.

     Jeffry R. Allen has served on the Company's Board of Directors since October 1998. He has been with

Network Appliance, Inc., since December 1996, where he currently serves as executive vice president, finance and operations, chief financial officer and secretary. Prior to December 1996, Mr. Allen served in various capacities, including senior vice president of operations and vice president and controller of Bay Networks, Inc., a networking company, from October 1994 to December 1996.

     Carol A. Bartz has served on the Company's Board of Directors since September 1999. She has served as chief executive officer and chairman of the board of Autodesk Inc. since May 1992. Ms. Bartz served as President of Autodesk from May 1992 through September 1996, and from June 1999 to the present. Ms. Bartz is a director of Network Appliance, Inc., BEA Systems, Inc., Cadence Design Systems, Inc., and Cisco Systems, Inc.

     Douglas Leone has served on the Company's Board of Directors since October 1998. He has been at Sequoia Capital, a venture capital firm, since July 1988 and has been a general partner since 1993. He is a member of the board of directors of Scient Corporation and several other private corporations.

     Eric S. Raymond has served on the Company's Board of Directors since October 1998. He has served as technical director at Chester County InterLink, a nonprofit Internet service provider, since September 1993. Mr. Raymond is also the president of the Open Source Initiative, author of seminal papers on software development, and a theorist and spokesperson for the Open Source community.

     Carl Redfield has served on the Company's Board of Directors since October 1998. He has served as senior vice president, manufacturing and logistics of Cisco Systems, Inc. since February 1997. From September 1993 through February 1997, Mr. Redfield was vice president of manufacturing of Cisco Systems. Mr. Redfield serves on the boards of CTC Communications, Inc. and iBASIS Inc., both of which are competitive local exchange carriers.


DIRECTOR COMPENSATION

     The Company reimburses its directors who are not officers or employees for expenses incurred in attending any Board of Directors or committee meeting. Directors who are also the Company's officers or employees are not reimbursed for expenses incurred in attending Board of Directors or committee meetings.

     The Company's non-employee directors are eligible to participate in the Company's 1999 Director Option Plan. Each non-employee director who joins the Company's Board of Directors following December 9, 1999 will automatically receive a grant of an option to purchase 40,000 shares of the Company's common stock on the date on which such person becomes a director. The shares subject to the options granted to non-employee directors will vest over a four year period following the date of grant with 1/4 vesting one year from the date of grant and 1/48 vesting each month thereafter. Additionally, beginning at the Company's annual meeting of stockholders to be held in December 2000 and at each successive annual stockholder meeting, each non-employee director who has previously served at least six consecutive months prior thereto (including the Company's current non-employee directors) will receive an option to purchase 16,000 shares of the Company's common stock. The shares subject to the options granted to non-employee directors will vest over a four year period following the date of grant with 1/4 vesting one year from the date of grant and 1/4 vesting each year thereafter. The vesting of these options will automatically accelerate upon a change of control of the Company. The exercise price per share for all options automatically granted to directors under the Company's 1999 Director Option Plan will be equal to the market price of the Company's common stock on the date of grant and will have a ten year term, but will generally terminate within a specified time, as defined in the 1999 Director Option Plan, following the date the option holder ceases to be a director or consultant.

     Employee directors who meet the eligibility requirements may participate in the Company's 1999 Employee Stock Purchase Plan and receive discretionary grants under the Company's 1998 Stock Plan.

     The Company has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually. These policies run from December 10, 1999, through December 10, 2001, at a total cost of $857,287.30. The primary carrier is National Union Fire Insurance Company.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of 13 meetings during the fiscal year ended July 28, 2000. No director serving throughout fiscal year 2000 attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which such director served. Mr. Augustin attended all meetings of the Board of Directors. Mr. Leone attended at least 92% of the aggregate of all meetings of the Board of Directors and the committees of the Board upon which Mr. Leone served. The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

     The Audit Committee consists of Messrs. Allen and Redfield. The Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. The Audit Committee held three meetings during fiscal 2000. The Compensation Committee consists of Ms. Bartz and Mr. Leone. The Compensation Committee reviews and recommends to the Board of Directors the salaries, incentive compensation and benefits of the Company's officers and employees and administers the Company's stock plans and employee benefit plans. The Compensation Committee did not meet independently of the Board of Directors during fiscal 2000.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Board of Directors established the Compensation Committee in October 1999. Prior to establishing the Compensation Committee, the Company's Board of Directors as a whole performed the functions delegated to the Compensation Committee. Ms. Bartz, a member of the Company's Compensation Committee, serves as a member of the board of directors and compensation committee of Network Appliance, Inc., of which Mr. Allen is an executive officer. No other member of the Company's Compensation Committee has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee. Since the formation of the Company's Compensation Committee, none of its members has been its officer or employee.


VOTE REQUIRED

     Directors will be elected by a plurality vote of the shares of the Company's Common Stock present or represented and entitled to vote on this matter at the meeting. Accordingly, the two candidates receiving the highest number of affirmative votes of shares represented and voting on this proposal at the meeting will be elected directors of the Company. Votes withheld from a nominee and broker non-votes will be counted for purposes of determining the presence or absence of a quorum but, because directors are elected by a plurality vote, will have no impact once a quorum is present. See "Quorum; Abstentions; Broker Non-Votes."

                         THE CLASS II AND III DIRECTORS

                        RECOMMEND THAT STOCKHOLDERS VOTE

                     FOR THE CLASS I NOMINEES LISTED ABOVE.

                                   ----------

                                  PROPOSAL TWO

             RATIFICATION OF APPOINTMENT OF ARTHUR ANDERSEN LLP AS
                         INDEPENDENT PUBLIC ACCOUNTANTS
                    FOR THE FISCAL YEAR ENDING JULY 27, 2001

     The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending July 27, 2001, and recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board of Directors has determined that it is desirable to request approval of this selection by the stockholders. Notwithstanding the selection or a ratification, the Board of Directors, in its discretion, may direct the appointment of new independent public accountants at any time during the year, if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote or ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended July 31, 1997. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. The representatives of Arthur Andersen LLP are also expected to be available to respond to appropriate questions.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
       VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS
        INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JULY 27, 2001.

                                   ----------

EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid or accrued during fiscal years 2000, 1999 and 1998 to the Company's President and Chief Executive Officer, and each of the Company's four other most highly compensated executive officers whose annual compensation exceeded $100,000 for fiscal year 2000.


                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM
                                                                      COMPENSATION
                                                                         AWARDS
                                                                      ------------
                                              ANNUAL COMPENSATION      SECURITIES
                                      FISCAL  -------------------      UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR   SALARY        BONUS       OPTIONS     COMPENSATION
---------------------------           ------  --------     --------    ---------    ------------
Larry M. Augustin....................  2000   $148,114           --           --             --
  President and Chief                  1999   $ 96,133     $  6,199    1,155,000        $13,294(1)
  Executive Officer                    1998   $ 62,000           --           --             --
Gregg E. Zehr........................  2000   $177,884     $ 19,751           --             --
  Vice President,                      1999   $116,667     $ 31,250     665,910              --
  Engineering                          1998         --           --           --             --
Todd B. Schull.......................  2000   $176,538     $  1,000       50,000             --
  Vice President, Finance and          1999     30,538           --      499,434             --
  Chief Financial Officer              1998         --           --           --             --
Bruce Twickler.......................  2000   $156,667(2)  $ 37,700(2)    42,500(3)          --
  President, OSDN                      1999   $114,000(2)    $6,000(2)    62,798(3)          --
                                       1998   $108,000(2)        --           --             --
Robert Russo.........................  2000   $124,516     $115,000      950,000             --
  GM & Sr. VP Worldwide                1999         --           --           --             --
  Field Operations                     1998         --           --           --             --

-----------

(1) In fiscal 1999, VA Linux forgave a loan in the principal amount of $13,294 to Mr. Augustin.

(2) Mr. Twickler's salary and bonus for fiscal years 1998, 1999 and 2000 were set by Andover.Net, Inc. prior to the June 7, 2000 closing of the Andover.Net, Inc. acquisition.

(3) Upon the June 7, 2000 closing of the Andover.Net, Inc. acquisition, the Company assumed these stock options, which were granted to Mr. Twickler under Andover.Net, Inc.'s 1995 and 1999 Stock Option Plans. These shares reflect the conversion ratio of such acquisition.

     The following table sets forth information concerning grants of stock options to each of the executive officers named in the Company compensation table above during fiscal year 2000. With the exception of Mr. Twickler, all options granted to these executive officers in the last fiscal year were granted under the Company's 1998 Stock Plan. With the exception of the shares subject to the options granted to Mr. Russo, 1/48 of which vest each month from the date of grant, one-quarter of the shares subject to each option vest and become exercisable on the first anniversary of the date of grant, and an additional 1/48 of the shares subject to each option vest each month thereafter. The percent of the total options set forth below is based on an aggregate of 5,465,563 options granted to employees during fiscal year 2000. All options were granted at the then fair market value as determined by the Company's Board of Directors on the date of grant.

     Potential realizable value represents hypothetical gains that could be achieved for the options if exercised at the end of the option term assuming that the fair market value of the common stock on the date of grant appreciates at 5% and 10% over the option term (ten years) and that the option is exercised and sold on the last day of its option term for the appreciated stock price. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the Company's future common stock price. The calculation includes the difference, if any, between the fair market value on the date of grant and the exercise price for such options. Actual gains, if any, on stock option exercises will depend on the future performance of the Company's common stock.

                                                 INDIVIDUAL GRANTS
                                 ----------------------------------------------------     POTENTIAL REALIZABLE
                                                  % OF TOTAL                                VALUE AT ASSUMED
                                  NUMBER           OPTIONS                               ANNUAL RATES OF STOCK
                                    OF            GRANTED TO                               STOCK APPRECIATION
                                 SECURITIES        EMPLOYEES  EXERCISE                       FOR OPTION TERM
                                  OPTIONS           DURING      PRICE     EXPIRATION    ------------------------
NAME                              GRANTED           PERIOD    PER SHARE      DATE              5%       10%
----                             ----------       ----------  ---------   ----------    ------------------------
Larry W. Augustin ...........          --               --          --           --               --          --
Gregg E. Zehr................          --               --          --           --               --          --
Todd B. Schull...............      50,000             0.91%     $12.00    12/1/2009       $  377,337  $  956,245
Bruce Twickler...............      42,500             0.78%     $39.12     6/2/2010       $1,041,717  $2,643,516
Robert Russo (1).............     950,000            17.38%     $ 6.00    10/27/2009      $3,584,699  $9,084,332

----------
(1) These options are subject to a change of control provision. One-fourth of the shares originally granted vest and become immediately exercisable upon the occurrence of both a change of control and involuntary termination of Mr. Russo's service with the Company within six months of the change of control.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning option exercises in fiscal 2000 and exercisable and unexercisable stock options held by the Company's executive officers named in the summary compensation table at July 28, 2000. The value of unexercised in-the-money options is based on a value of $31.125 per share, the fair market value of the Company's common stock as of July 28, 2000, less the actual per share exercise prices, multiplied by the number of shares underlying the option. With the exception of Mr. Twickler, whose options were granted under Andover.Net, Inc.'s 1995 and 1999 Stock Option Plans, all options were granted under the Company's 1998 Stock Plan.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
                       UNDER THE COMPANY'S 1998 STOCK PLAN

                                                                 NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                              SHARES                           OPTIONS AT JULY 28, 2000         AT JULY 28, 2000
                             ACQUIRED         VALUE           --------------------------   --------------------------
NAME                       ON EXERCISE       REALIZED         EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                       -----------      ----------        -----------  -------------   -----------  -------------
Larry W. Augustin.........         --               --          1,155,000            --    $35,949,375             --
Gregg E. Zehr.............         --               --                --             --             --             --
Todd B. Schull............    124,859       $3,959,829             20,809       403,766    $   637,276    $11,790,334
Bruce Twickler (2)........         --               --                 --            --             --             --
Robert Russo..............    138,548       $4,380,377             39,584       771,868    $   994,548    $19,393,183

----------
(1) Total value of vested options based on the fair market value of Company's Common Stock of $31.125 per share as of July 28, 2000.

(2) Mr. Twickler did not become an executive officer of the Company until after the June 7, 2000 closing of the Andover.Net, Inc. acquisition, and, accordingly, has never received options under the Company's 1998 Stock Plan, or its predecessors. The information under this table is inapplicable to Mr. Twickler.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
         UNDER ANDOVER.NET, INC.'S 1995 STOCK PLAN AND 1999 STOCK PLAN

                                                                 NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                              SHARES                           OPTIONS AT JULY 28, 2000        AT JULY 28, 2000(1)
                             ACQUIRED         VALUE           --------------------------   --------------------------
NAME                       ON EXERCISE       REALIZED         EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
----                       -----------      ----------        -----------  -------------   -----------  -------------
Larry W. Augustin (2).....         --               --                 --            --             --             --
Gregg E. Zehr (2).........         --               --                 --            --             --             --
Todd B. Schull (2)........         --               --                 --            --             --             --
Bruce Twickler............         --               --             62,798        42,500     $1,950,908             --
Robert Russo (2)..........         --               --                 --            --             --             --

----------
(1) Total value of vested options based on fair market value of Company's Common Stock of $31.125 per share as of July 28, 2000.

(2) Messrs. Augustin, Zehr, Schull and Russo have been executive officers of the Company, and, accordingly, have never received options under any Andover.Net, Inc. stock option plan. The information under this table is inapplicable to them.

CHANGE OF CONTROL AND SEVERANCE AGREEMENTS

     In October 1998 the Company entered into stock option agreements, which were exercised in April 1999 pursuant to restricted stock purchase agreements under the Company's 1998 Stock Plan with each of Messrs. Hall and Zubkoff that include change of control provisions. In addition, the Company granted Mr. Zehr a stock option in February 1999, which he exercised in April 1999, which included a change of control provision. Each of these foregoing agreements provides that if the officer is terminated without cause or involuntarily terminated upon a change of control, he will receive one year accelerated vesting of all of his stock options (or an accelerated lapsing of the repurchase right applicable to the common stock issued upon an early exercise of the option). If the officer voluntarily resigns or is terminated for cause he is not entitled to this acceleration.

     In October 1998, the Company entered into a Founder's Stock Repurchase Agreement with Mr. Augustin. Pursuant to this agreement, the Company has the right to repurchase shares from Mr. Augustin that have not been released from the Company's repurchase option. Sixty percent of Mr. Augustin's shares were released from the repurchase option upon execution of the agreement; 1/24 of the remaining shares are released each month starting in November 1998. This agreement provides that if Mr. Augustin is terminated without cause or involuntarily terminated, 50% of the remaining unreleased shares will be released from the Company's repurchase right. If Mr. Augustin voluntarily resigns, is terminated for cause or is terminated for any other reason, he is not entitled to this accelerated release of shares.

     In October 1998, the Company entered into an employment agreement with Mr.Shore that provides that if he is involuntarily terminated for any reason, he will receive a severance package equal to the higher of either one month's salary for every year of service or three months' salary. In December 1998, the Company entered into an employment agreement with Mr. Zehr that provides that if he is involuntarily terminated for any reason, he will receive a severance package equal to his salary for six months. In May 1999, the Company entered into an agreement with Mr. Schull that provides that, if he is involuntarily terminated for any reason, he will receive a severance package equal to the higher of either one month's salary for every year of service or three months' salary. The Company will pay these amounts on a salary continuation basis with medical benefits coverage during the severance period.

     In October 1999, the Company entered into an employment agreement with Mr. Russo that provides that if he is involuntarily terminated, he will receive three months' salary and three months' continued vesting of stock options. In addition, in the event of a change of control where Mr. Russo's employment is terminated within six months of such change in control, he will receive an additional twelve months' vesting of his original option grant.

     In August 2000, the Company entered into an employment agreement with Mr. Jenab that provides that he will receive a loan in the amount of $400,000, with the outstanding principal amount and accrued interest forgiven on a declining basis each month over a two-year term. In the event that Mr. Jenab leaves the Company prior to the expiration of such two-year term, the outstanding principal and interest shall be due and payable, except that if Mr. Jenab is involuntarily terminated for any reason, outstanding interest on the loan shall be forgiven. In September 2000, the Company entered into a severance agreement with Mr. Twickler, which provides that if Mr. Twickler's employment with the Company is terminated for any reason he will receive a severance package equal to approximately $148,000, plus accelerated vesting of approximately 5,300 of his options to purchase the Company's Common Stock. Mr. Twickler has resigned his employment with the Company, effective October 31, 2000.


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

     The following is the report of the Compensation Committee of the Board of Directors with respect to the compensation paid to the Company's executive officers during the fiscal year ended July 28, 2000. Actual compensation earned during fiscal 2000 by the named executive officers is shown in the Summary Compensation Table above under "Executive Compensation."


INTRODUCTION

     The Compensation Committee of the Board of Directors establishes the general compensation policies of the Company, and establishes the compensation plans and specific compensation levels for executive officers. The Committee strives to ensure that the Company's executive compensation programs will enable the Company to attract and retain key people and motivate them to achieve or exceed certain key objectives of the Company by making individual compensation directly dependent on the Company's achievement of certain financial goals, such as profitability and asset management and by providing rewards for exceeding those goals.


COMPENSATION PROGRAMS

     Base Salary. The Committee establishes base salaries for executive officers. Base pay increases vary according to individual contributions to the Company's success and comparisons to similar positions within the Company and at other comparable companies.

     Bonuses. Each executive officer is evaluated individually to determine a bonus for the fiscal year based on performance criteria given to each executive officer prior to the fiscal year. These criteria include milestones in such executive's area of responsibility as well as with respect to the Company's financial performance generally.

     Stock Options. The Committee believes that stock options provide additional incentive to officers to work towards maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants. The Company generally grants options that become exercisable over a four year period as a means of encouraging executives and other employees to remain with the Company and to promote its success. Options granted by the Company to its executive officers and other employees have exercise prices equal to the fair market value at the time of grant. This approach is designed to focus executives on the enhancement of stockholder value over the long term and encourage equity ownership in the Company. Options vest and become exercisable at such time as determined by the Board. The initial option grant is designed to be competitive with those of comparable companies for the level of the job that the executive holds and motivate the executive to make the kind of decisions and implement strategies and programs that will contribute to an increase in the Company's stock price over time. Periodic additional stock options within the comparable range for the job are granted to reflect the executives' ongoing contributions to the Company, to create an incentive to remain at the Company and to provide a long-term incentive to achieve or exceed the Company's financial goals.

     Other. In addition to the foregoing, officers participate in compensation plans available to all employees, such as participation in both the Company's 401(k) retirement plan and employee stock purchase plan. The Company does not make matching contributions to either the 401(k) or employee stock purchase plans.


COMPENSATION LIMITATIONS

     The Company has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Under Section 162(m) of the Internal Revenue Code, adopted in August 1993, and regulations adopted thereunder by the Internal Revenue Service, publicly-held companies may be precluded from deducting certain compensation paid to an executive officer in excess of $1.0 million in a year. The regulations exclude from this limit performance-based compensation and stock options provided certain requirements, such as stockholder approval, are satisfied. The Company plans to take actions, as necessary, to ensure that its stock option plans and executive annual cash bonus plans qualify for exclusion.


COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     Larry M. Augustin, a founder of the Company, is the Chief Executive Officer, President and a Director of the Company. The Committee's criteria for determining Mr. Augustin's compensation are driven by several factors: the competitive marketplace, the Company's position in the rapidly evolving technology sector in which it operates, his relative ownership interest in the Company and, most importantly, his performance.

     The Committee believes that Mr. Augustin's performance throughout fiscal year 2000 was outstanding. He continues to demonstrate highly effective leadership and vision in a marketplace of unique complexity and rapid change. During the last fiscal year, Mr. Augustin led the Company through its successful initial public offering and presided over successive rapid increases in revenue for each quarter following the offering, which resulted in improved financial results in each quarter. However, given Mr. Augustin's significant stock ownership of the Company, the Committee did not grant him a bonus or any additional incentive stock options in fiscal 2000.

     The terms of Mr. Augustin's restricted stock purchase agreement, including provisions for acceleration of vesting, are described in the section entitled, "Change of Control and Severance Agreements."

                                        Respectfully Submitted By:

                                        MEMBERS OF THE
                                        COMPENSATION COMMITTEE

                                        Carol A. Bartz

                                        Douglas Leone

Dated:  October 25, 2000

PERFORMANCE GRAPH

     Set forth below is a line graph comparing the percentage change in the cumulative return to the stockholders of the Company's Common Stock with the cumulative return of the Nasdaq Index and of the Chase Hambrecht & Quist ("Chase H&Q") Technology Index for the period commencing December 9, 1999 and ending on July 28, 2000. Returns for the indices are weighted based on market capitalization at the beginning of each measurement point.


               COMPARISON OF HISTORICAL CUMULATIVE TOTAL RETURN(*)
                 AMONG VA LINUX SYSTEMS, INC., NASDAQ COMPOSITE
                      INDEX AND CHASE H&Q TECHNOLOGY INDEX


                              [PERFORMANCE GRAPH]



     (*) The graph assumes that $100 was invested on December 9, 1999, in the Company's Common Stock, at the offering price of $30.00 per share, and $100 was invested on November 30, 1999, in the Nasdaq Composite Index and the Chase H&Q Technology Index, and that all dividends were reinvested. The Company has not declared or paid any dividends on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.


                    CUMULATIVE TOTAL RETURN AT PERIOD ENDED

                                  12/9/99       1/31/00       4/30/00       7/31/00
VA Linux Systems, Inc.            100.00        384.17        138.75        103.75

NASDAQ Composite Index            100.00        117.48        115.14        112.64

Chase H&Q Technology Index        100.00        121.23        127.51        120.18


     The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all forms that they file pursuant to
Section 16(a). Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during fiscal 2000 all executive officers and directors of the Company complied with all applicable filing requirements.


                           RELATED PARTY TRANSACTIONS

     In the Company's last fiscal year, there has not been nor is there currently proposed any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, holder of more than 5% of the Common Stock of the Company or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than (1) compensation agreements and other arrangements, which are described where required in "Change of Control and Severance Agreements" and (2) the transactions described below.


INVESTOR RIGHTS AGREEMENT

     The Company has entered into an agreement with the former holders of the Company's preferred stock, including entities affiliated with Sequoia Capital VIII, Intel Corporation, Jeffry R. Allen, Carol A. Bartz, Carl Redfield, Eric S. Raymond and Larry Augustin, pursuant to which former preferred stockholders will have registration rights with respect to their shares of Common Stock. The registration rights provide that if the Company proposes to register any securities under the Securities Act, either for the Company's own account or for the account of other security holders exercising registration rights, they are entitled to notice of the registration and are entitled to include shares of their Common Stock in the registration. This right is subject to conditions and limitations, including the right of the underwriters in an offering to limit the number of shares included in the registration. The holders of these shares may also require the Company to file up to two registration statements under the Securities Act at the Company's expense with respect to their shares of Common Stock. The Company is required to use its best efforts to effect these registrations, subject to conditions and limitations. Furthermore, the holders of these shares may require the Company to file additional registration statements on Form S-3, subject to conditions and limitations. These rights terminate on the earlier of five years after the effective date of the Company's December 9, 1999 initial public offering, the date on which all shares subject to these registration rights have been sold to the public, or when a holder is able to sell all its shares pursuant to Rule 144 under the Securities Act in any 90-day period.

     Upon the completion of the Company's initial public offering, all shares of the Company's outstanding preferred stock were automatically converted into an equal number of shares of Common Stock. CMS Partners LLC, Sequoia International Technology Partners VIII(Q), Sequoia Capital VIII, Sequoia International Technology Partners VIII, Sequoia 1997, Sequoia Capital Franchise Fund and Sequoia Capital Franchise Partners are affiliated entities and together are considered a 5% stockholder. Mr. Leone, one of the Company's directors, is the managing member of the general partner of Sequoia International Technology Partners VIII(Q), Sequoia Capital VIII, Sequoia International Technology Partners VIII, Sequoia Capital Franchise Fund and Sequoia Capital Franchise Partners, and has signature authority for CMS Partners LLC and Sequoia 1997. Mr. Leone disclaims beneficial ownership of the securities held by such entities, except for his proportional interest in the entities. Mr. Augustin is the Company's President, Chief Executive Officer, one of the Company's directors and a 5% stockholder. The Company's director Ms. Bartz is the beneficial owner of limited partnership interests of Sequoia International Technology Partners VIII(Q) and Sequoia Franchise Partners. The Company's director Mr. Redfield is the beneficial owner of limited partnership interests of Sequoia Franchise Partners.

STOCK OPTION GRANTS TO OFFICERS AND DIRECTORS

     During fiscal 2000, with the exception of Mr. Twickler who received his option grant listed below under the Andover.Net, Inc. 1999 Stock Option Plan prior to the June 7, 2000 closing of the Andover.Net acquisition, the Company granted the following options to purchase the Company's Common Stock to its officers, directors and stockholders who beneficially own 5% or more of its Common Stock.

                                                                  EXERCISE PRICE
NAME                            DATE OF GRANT       OPTIONS         PER SHARE
----                            -------------       -------       --------------
Robert Russo...............      10/27/1999         950,000          $ 6.00
Paul Papageorge............      10/07/1999         140,000          $ 6.00
Greg Orzech................      12/01/1999          50,000          $12.00
                                  5/17/2000          40,000          $52.63
William G. Cobert..........      12/03/1999          75,000          $29.00
Todd B. Schull.............      12/01/1999          50,000          $12.00
Brian D. Biles.............      12/01/1999          50,000          $12.00
Bruce Twickler.............       6/02/2000          42,500          $39.12


INDEMNIFICATION, CHANGE OF CONTROL AND EMPLOYMENT AGREEMENTS

     The Company has entered into indemnification agreements with each of its directors and officers. Such indemnification agreements will require the Company to indemnify its directors and officers to the fullest extent permitted by Delaware law.


AGREEMENT WITH INTEL

     The Company has entered into an agreement with Intel for the Company to adapt the Linux operating system to work with Intel's series of next generation microprocessors used in computers. The term of this agreement is until February 2002, and will be automatically renewed for additional one-year periods unless terminated by either party.

     The agreement contemplates the release of this adaptation under an open source license no later than six months following the release by Intel of its series of next generation microprocessors. The Company is also subject to a restriction on Intel's underlying proprietary technology, under which the Company would need Intel's written permission, which shall not be unreasonably withheld, before making a modification to this adaptation for Intel's series of next generation microprocessors on behalf of a third party during the term of the agreement. Under the Company's agreement with Intel, the Company has also granted Intel the right to purchase or license the Company's products, without right to sublicense or distribute such products, at a price not to exceed the lowest price the Company charges for such products. In addition, the Company has agreed not to sue Intel for any patent rights relating to Intel's products as long as Intel does not sue the Company for similar rights on the Company's products, until the earlier of February 2004 or the date on which Intel ceases to hold at least half of its current investment in the Company.


                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form Proxy to vote the shares they represent as the Board of Directors may recommend.

                             THE BOARD OF DIRECTORS

Dated: October 25, 2000

[VA LINUX SYSTEMS LOGO]

VA LINUX SYSTEMS,INC.
C/O PROXY SERVICES
P.O.BOX 9112
FARMINGDALE,NY 11735


                            VOTE BY PHONE - 1-800-690-6903

                            Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                            VOTE BY INTERNET - www.proxyvote.com

                            Use the Internet to transmit your voting instructions. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to vote your proxy.

                            VOTE BY MAIL

                            Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to VA Linux Systems, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                            VOTE IN PERSON

                            Attend the Company's Annual Meeting of Stockholders on December 6, 2000 at 9:00 a.m., local time, at the Westin Hotel located at 5101 Great America
                            Parkway, Santa Clara, California, 95054, and vote in person at the meeting.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: LINUX 1       KEEP THIS PORTION FOR YOUR RECORDS

                                                                          DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



VA LINUX SYSTEMS,INC.

VOTE ON DIRECTORS

1. To elect two (2) Class I directors to serve for a   For   Withhold  For All  To withhold authority to vote,mark "For All Except"
three year term and until their successors are duly    All   All       Except   and write the nominee's number on the line below.
elected and qualified (Proposal One);                  [ ]   [ ]       [ ]
                                                                                ---------------------------------------------------
01) Larry M.Augustin

02) Douglas Leone


Vote On Proposal

2. To ratify the appointment of Arthur Andersen LLP as independent public       For    Against    Abstain
accountants to the Company for the fiscal year ending July 27, 2001 (Proposal   [ ]      [ ]        [ ]
Two); and

3. To transact such other business as may properly be brought before the meeting and any adjournment(s) thereof.



The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on October 10, 2000 are entitled to notice of and to vote at the meeting.

                                                  Sincerely,


                                                  Judith M. O'Brien
                                                  Secretary

Fremont, California
October 25, 2000

----------------------------------  ------        -----------------------  -----

----------------------------------  ------        -----------------------  -----
Signature [PLEASE SIGN WITHIN BOX]  Date          Signature (Joint Owners) Date

                             VA LINUX SYSTEMS, INC.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 6, 2000


                             YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT NOVEMBER 6, 2000. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

O   VOTE THROUGH THE INTERNET AT THE WEBSITE SHOWN ON THE PROXY CARD

O   VOTE BY TELEPHONE USING THE TOLL-FREE NUMBER SHOWN ON THE PROXY CARD

O   COMPLETE AND RETURN A WRITTEN PROXY CARD

O   ATTEND THE COMPANY'S 2000 ANNUAL MEETING OF STOCKHOLDERS AND VOTE

VOTES SUBMITTED THROUGH THE INTERNET OR BY TELEPHONE MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON DECEMBER 5, 2000. INTERNET AND TELEPHONE VOTING ARE AVAILABLE 24 HOURS PER DAY; IF YOU VOTE VIA THE INTERNET OR TELEPHONE, YOU DO NOT NEED TO RETURN A PROXY CARD.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO VOTE VIA THE INTERNET OR TELEPHONE, OR MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS VOTED VIA THE INTERNET OR TELEPHONE, OR RETURNED A PROXY CARD.

================================================================================

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 6, 2000

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of VA Linux Systems, Inc. (the "Company"), a Delaware corporation, will be held on Wednesday, December 6, 2000 at 9:00 a.m., local time, at the Westin Hotel located at 5101 Great America Parkway, Santa Clara, California, 95054, for the purposes stated on the reverse side of this proxy card.

The signatory on the reverse side of this proxy card (the "Signatory"), revoking all prior proxies,hereby appoints Larry M. Augustin and Todd B. Schull, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to represent and vote on the matters set forth in this proxy any and all shares of the common stock of the Company held or owned by or standing in the name of the Signatory on the Company's books that the Signatory would be entitled to vote at the Annual Meeting of Stockholders of the Company to be held on December 6, 2000, at 9:00 a.m. local time at the Westin Hotel located at 5101 Great America Parkway, Santa Clara, California 95054 and any continuation or adjournment thereof, with all powers the Signatory would possess if personally present at the meeting.

The Signatory hereby directs and authorizes said Proxies and each of them, or their substitute or substitutes, to vote as specified with respect to the proposals listed on the reverse side of this proxy card, or, if no specification is made, to vote in favor thereof. The Signatory hereby further confers upon said Proxies, and each of them, or their substitute or substitutes, discretionary authority to vote with respect to all other matters that may properly come before the meeting or any continuation or adjournment thereof.

The Signatory hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report.